EXHIBIT 10.31.10
AMENDMENT AND AFFIRMATION OF GUARANTY
     This AMENDMENT AND AFFIRMATION OF GUARANTY is made as of February 28, 2007, by and among SAFEGUARD DELAWARE, INC. (“SDI”), SAFEGUARD SCIENTIFICS (DELAWARE), INC. (“SSI”; collectively with SDI, “Guarantors”, each, a “Guarantor”) and COMERICA BANK (“Bank”).
RECITALS
     Bank and LAUREATE PHARMA, INC. (“Borrower”) are parties to that certain Loan and Security Agreement dated as of December 1, 2004, as amended, including without limitation by that certain First Amendment to Loan and Security Agreement dated as of January 31, 2005, that certain Second Amendment to Loan and Security Agreement dated as of May 6, 2005, that certain Third Amendment to Loan and Security Agreement dated as of June 20, 2005, that certain letter agreement dated as of January 28, 2006, that certain Fourth Amendment to Loan and Security Agreement dated as of February 28, 2006, that certain Fifth Amendment to Loan and Security Agreement dated as of August 2, 2006 (collectively, the “Loan Agreement”). Guarantors executed for the benefit of Bank an Unconditional Guaranty dated as of December 1, 2004, as amended from time to time, including by that certain Affirmation and Amendment of Guaranty dated as of May 6, 2005, that certain Affirmation and Amendment of Guaranty dated as of June 20, 2005, that certain Affirmation of Guaranty dated as of February 28, 2006, and that certain Affirmation of Guaranty dated as of August 2, 2006 (the “Guaranty”), guarantying amounts owing by Borrower to Bank. Borrower and Bank propose to enter into a Sixth Amendment to Loan and Security Agreement of even date herewith (the “Amendment’), which amends the Loan Agreement by, among other things, extending additional credit and extending the maturity date. Bank has agreed to enter into the Amendment provided, among other things, that each Guarantor consents to the Amendment and agrees that the Guaranty will remain effective. In addition, the parties desire to amend the Guaranty in accordance with the terms of this Amendment and Affirmation.
AGREEMENT
     NOW, THEREFORE, each Guarantor agrees as follows:
     1. The reference to $9,500,000 in the first paragraph of the Guaranty is amended to read $15,000,000.
     2. Each Guarantor consents to the execution, delivery and performance by Borrower of the Amendment and the documents and instruments executed in connection therewith. The Guaranty is and shall remain in full force and effect with respect to Borrower’s Obligations (as defined in the Loan Agreement) as modified by the Amendment and otherwise. Each Guarantor confirms that such Guarantor has no defenses against its obligations under the Guaranty.
     3. The Guaranty, as amended, shall be and shall remain in full force and effect in accordance with its terms and hereby is ratified and confirmed in all respects. Except as expressly set forth herein, the execution, delivery, and performance of this Amendment and Affirmation shall not operate as a waiver of, or as an amendment of, any right, power, or remedy of Bank under the Guaranty, as in effect prior to the date hereof. Each Guarantor ratifies and reaffirms the continuing effectiveness of all instruments, documents and agreements entered into in connection with the Guaranty.
     4. Each Guarantor represents and warrants that the Representations and Warranties contained in the Guaranty are true and correct as of the date of this Amendment and Affirmation. Unless otherwise defined, all capitalized terms in this Amendment and Affirmation shall be as defined in the Guaranty. This Amendment and Affirmation may be signed in two or more counterparts, each of which shall be deemed an original and all of which shall constitute one instrument.
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          IN WITNESS WHEREOF, the undersigned have executed this Amendment and Affirmation of Guaranty as of the first date above written.

SAFEGUARD DELAWARE, INC.

By:	/s/ Steven J. Feder

Title:	Vice President

SAFEGUARD SCIENTIFICS (DELAWARE), INC.

By:	/s/ Steven J. Feder

Title:	Vice President

COMERICA BANK

By:	/s/ Beth Kinsey

Title:	Senior Vice President

2.